UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08476

                         The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended June 30, 2015, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 3.6%, compared with a total return of 2.6% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was (4.0)%. The Fund’s NAV per share was $9.72, while the price of the publicly traded shares closed at $9.17 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2015.

Comparative Results

Average Annual Returns through June 30, 2015 (a) (Unaudited)	Since

						Inception
	Year to Date	1 Year	5 Year	10 Year	15 Year	(11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	3.61%	5.78%	20.08%	6.79%	2.19%	9.16%
Investment Total Return (c)	(4.03)	3.35	20.51	7.94	4.79	9.15
Standard & Poor’s 500 Index	1.23	7.42	17.34	7.89	4.36	9.70	(d)
MSCI World Index	2.63	1.43	13.10	6.38	3.48	7.02	(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2015:

The Gabelli Multimedia Trust Inc.

Entertainment	17.6%
Cable	14.3%
Computer Software and Services	11.1%
Broadcasting	9.0%
U.S. Government Obligations	7.4%
Satellite	5.7%
Hotels and Gaming	5.3%
Telecommunications: National	4.7%
Wireless Communications	4.1%
Publishing	3.3%
Consumer Services	3.1%
Electronics	2.8%
Business Services: Advertising	1.9%
Computer Hardware	1.7%

Telecommunications: Regional	1.5%
Equipment	1.3%
Financial Services	1.2%
Retail	1.1%
Business Services	1.0%
Telecommunications: Long Distance	0.9%
Diversified Industrial	0.5%
Consumer Products	0.4%
Food and Beverage	0.1%
Telecommunications	0.0%*
Real Estate	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 11, 2015 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 11, 2015 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Kuni Nakamura and Anthony R. Pustorino as Directors of the Fund. A total of 17,262,469 votes and 17,119,193 votes were cast in favor of these Directors and a total of 440,418 votes and 583,693 votes were withheld for these Directors, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Director of the Fund. A total of 686,420 votes were cast in favor of this Director and a total of 35,685 votes were withheld for this Director.

Mario J. Gabelli, CFA, Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Christopher J. Marangi, Werner J. Roeder, MD, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 92.6%
	DISTRIBUTION COMPANIES — 56.5%
	Broadcasting — 9.0%
10,000	Asahi Broadcasting Corp.	$42,567	$80,810
60,000	CBS Corp., Cl. A, Voting	1,030,119	3,444,000
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	34,514
16,000	Cogeco Inc.	317,869	734,411
2,000	Corus Entertainment Inc., OTC, Cl. B	5,257	26,704
15,000	Corus Entertainment Inc., Toronto, Cl. B	56,815	200,200
34,000	Discovery Communications Inc., Cl. A†	194,789	1,130,840
127,000	Discovery Communications Inc., Cl. C†	1,439,922	3,947,160
81,000	Grupo Radio Centro SAB de CV†	39,884	79,493
130,000	ITV plc	441,599	537,820
4,550	Lagardere SCA	100,163	132,699
11,500	Liberty Broadband Corp., Cl. A†	94,438	586,155
32,739	Liberty Broadband Corp., Cl. C†	658,003	1,674,927
43,000	Liberty Media Corp., Cl. A†	278,414	1,549,720
84,000	Liberty Media Corp., Cl. C†	948,109	3,015,600
4,000	M6 Metropole Television SA	35,208	77,727
20,936	Media General Inc.†	229,719	345,863
68,566	Media Prima Berhad	34,965	26,532
36,000	Nippon Television Holdings Inc.	530,748	636,843
4,650	NRJ Group†	20,718	37,377
25,000	Pandora Media Inc.†	356,403	388,500
3,500	RTL Group SA	134,551	317,504
74,000	Salem Media Group Inc.	301,741	468,420
13,000	Sinclair Broadcast Group Inc., Cl. A	91,398	362,830
23,000	Societe Television Francaise 1	229,511	396,675
50,000	Starz, Cl. A†	579,864	2,236,000
17,000	TEGNA Inc.	397,728	545,190
45,000	Television Broadcasts Ltd.	166,753	267,043
75,000	Tokyo Broadcasting System Holdings Inc.	1,442,118	1,036,279
240,000	TV Azteca SA de CV	58,305	57,719
27,000	UTV Media plc	96,517	59,287

		10,400,571	24,434,842

	Business Services — 0.9%
3,686	Contax Participacoes SA	7,571	6,283
1,000	Convergys Corp.	17,737	25,490
6,000	Impellam Group plc	8,600	68,349
21,500	McGraw Hill Financial Inc.	805,195	2,159,675
4,000	Monster Worldwide Inc.†	48,980	26,160
400	Qumu Corp.†	3,900	3,296

		891,983	2,289,253

Shares		Cost	Market Value
	Cable — 14.3%
4,000	Altice SA†	$152,608	$550,960
36,000	AMC Networks Inc., Cl. A†	1,142,149	2,946,600
300	Cable One Inc.†	118,809	127,650
198,000	Cablevision Systems Corp., Cl. A	1,926,835	4,740,120
6,500	Charter Communications Inc., Cl. A†	462,693	1,113,125
35,500	Cogeco Cable Inc.	777,075	2,053,259
8,000	Comcast Corp., Cl. A	143,498	481,120
56,000	Comcast Corp., Cl. A, Special	2,394,201	3,356,640
30,000	Liberty Global plc, Cl. A†	462,858	1,622,100
140,000	Liberty Global plc, Cl. C†	3,801,266	7,088,200
123,690	Rogers Communications Inc., New York, Cl. B	1,572,728	4,394,706
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	684,894
24,000	Scripps Networks Interactive Inc., Cl. A	1,173,872	1,568,880
11,000	Shaw Communications Inc., New York, Cl. B	140,748	239,690
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,698,639
350,000	Sky Deutschland AG†	3,100,842	2,633,448
5,800	Sky plc, ADR	181,535	379,900
16,500	Time Warner Cable Inc.	1,911,687	2,939,805

		19,717,182	38,619,736

	Consumer Services — 3.1%
4,000	Bowlin Travel Centers Inc.†	3,022	5,400
3,000	Expedia Inc.	158,899	328,050
13,000	H&R Block Inc.	190,938	385,450
18,000	IAC/InterActiveCorp.	424,623	1,433,880
108,000	Liberty Interactive Corp. QVC Group, Cl. A†	717,315	2,997,000
17,000	Liberty TripAdvisor Holdings Inc., Cl. A†	164,135	547,740
41,814	Liberty Ventures, Cl. A†	425,616	1,642,036
20,000	The ADT Corp.	741,264	671,400
45,000	TiVo Inc.†	550,602	456,300

		3,376,414	8,467,256

	Diversified Industrial — 0.5%
16,000	Bouygues SA	449,280	598,185
3,000	Fortune Brands Home & Security Inc.	39,124	137,460
22,000	Jardine Strategic Holdings Ltd.	566,270	665,940
3,000	Malaysian Resources Corp. Berhad	3,735	938

		1,058,409	1,402,523

	Electronics — 0.3%
19,000	Dolby Laboratories Inc., Cl. A	780,544	753,920

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Electronics (Continued)
6,000	IDI Inc.†	$140,740	$65,400

		921,284	819,320

	Entertainment — 7.8%
19,000	Gogo Inc.†	334,808	407,170
259,500	Grupo Televisa SAB, ADR	5,324,252	10,073,790
24,500	Naspers Ltd., Cl. N	1,077,394	3,816,168
100	Netflix Inc.†	61,600	65,694
4,000	Reading International Inc., Cl. A†	32,434	55,400
5,300	Reading International Inc., Cl. B†	38,458	74,200
5,000	Regal Entertainment Group, Cl. A	57,394	104,550
88,000	Sky plc	1,207,468	1,433,851
20,000	Societe d’Edition de Canal +	87,983	169,457
17,000	Take-Two Interactive Software Inc.†	201,547	468,690
52,000	The Madison Square Garden Co., Cl. A†	690,263	4,341,480

		9,113,601	21,010,450

	Equipment — 1.3%
13,000	American Tower Corp.	356,003	1,212,770
3,600	Amphenol Corp., Cl. A	7,014	208,692
87,000	Corning Inc.	961,952	1,716,510
2,000	Furukawa Electric Co. Ltd.	7,419	3,563
8,000	QUALCOMM Inc.	19,972	501,040

		1,352,360	3,642,575

	Financial Services — 1.2%
15,000	BCB Holdings Ltd.†	33,725	2,003
36,500	Kinnevik Investment AB, Cl. A	688,270	1,171,191
44,000	Kinnevik Investment AB, Cl. B	1,445,135	1,391,147
8,000	LendingTree Inc.†	69,847	628,880
15,000	Waterloo Investment Holdings Ltd.†	2,153	600

		2,239,130	3,193,821

	Food and Beverage — 0.1%
2,994	Pernod Ricard SA	190,567	345,803

	Retail — 1.1%
200	Amazon.com Inc.†	35,729	86,818
34,000	Best Buy Co. Inc.	707,379	1,108,740
5,000	FTD Companies Inc.†	149,685	140,950
14,000	HSN Inc.	352,621	982,660
9,000	Outerwall Inc.	466,921	684,990

		1,712,335	3,004,158

	Satellite — 5.7%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	3,986
40,000	DigitalGlobe Inc.†	801,105	1,111,600

Shares		Cost	Market Value
80,000	DIRECTV†	$5,570,509	$7,423,200
54,000	DISH Network Corp., Cl. A†	1,764,746	3,656,340
30,000	EchoStar Corp., Cl. A†	726,433	1,460,400
8,000	Intelsat SA†	154,518	79,360
45,000	Iridium Communications Inc.†	324,823	409,050
15,400	Loral Space & Communications Inc.†	672,478	972,048
250,000	PT Indosat Tbk†	52,779	75,005
3,000	SKY Perfect JSAT Holdings Inc.	15,472	16,105
2,000	ViaSat Inc.†	107,936	120,520
14,000	Videocon d2h Ltd., ADR†	162,226	176,540

		10,354,580	15,504,154

	Telecommunications: Long Distance — 0.9%
2,000	AT&T Inc.	57,936	71,040
2,020	BCE Inc., New York	87,553	85,850
1,074	BCE Inc., Toronto	46,622	45,626
22,000	Philippine Long Distance Telephone Co., ADR	319,083	1,370,600
200,000	Sprint Corp.†	1,163,277	912,000

		1,674,471	2,485,116

	Telecommunications: National — 4.7%
5,000	China Telecom Corp. Ltd., ADR	126,250	295,150
5,000	China Unicom Hong Kong Ltd., ADR	38,450	78,500
13,000	Communications Sales & Leasing Inc.	362,343	321,360
61,000	Deutsche Telekom AG, ADR	789,100	1,050,115
16,000	Elisa Oyj	155,779	507,124
3,605	Hellenic Telecommunications Organization SA	41,551	30,382
10,000	Inmarsat plc	117,984	143,847
36,600	Level 3 Communications Inc.†	1,159,778	1,927,722
1,000	Magyar Telekom Telecommunications plc, ADR†	9,280	6,860
10,000	Nippon Telegraph & Telephone Corp.	230,089	362,258
5,000	Oi SA, Cl. A, ADR†	17,766	9,550
1,000	Oi SA, Cl. A, ADR†	3,744	1,970
3,000	Orange SA, ADR	48,120	46,080
3,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	130,170
6,000	Rostelecom OJSC, ADR	41,408	57,000
28,000	Swisscom AG, ADR	704,879	1,568,000
6,000	Telecom Argentina SA, ADR	5,820	107,940
385,000	Telecom Italia SpA†	1,016,574	488,450
50,000	Telecom Italia SpA	44,963	51,032
17,500	Telefonica Brasil SA, ADR	283,641	243,775
118,026	Telefonica SA, ADR	1,183,507	1,675,969
145,000	Telekom Austria AG	1,030,094	959,575
15,172	TeliaSonera AB	42,639	89,332
2,400	Telstra Corp. Ltd., ADR	30,324	56,592

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
48,000	Verizon Communications Inc.	$1,748,920	$2,237,280
82,000	VimpelCom Ltd., ADR	104,722	407,540

		9,350,065	12,853,573

	Telecommunications: Regional — 1.5%
85,000	Cincinnati Bell Inc.†	287,405	324,700
80,000	NII Holdings Inc.†	104,042	1,600
78,000	Telephone & Data Systems Inc.	3,256,718	2,293,200
8,000	TELUS Corp., New York	100,703	275,520
32,000	TELUS Corp., Toronto	298,834	1,102,450

		4,047,702	3,997,470

	Wireless Communications — 4.1%
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	1,172,050
400,000	Cable & Wireless Communications plc	320,106	418,578
19,000	Global Telecom Holding SAE, GDR†	75,678	32,680
30,000	HC2 Holdings Inc.†	89,573	268,500
240,000	Jasmine International Public Co. Ltd.	5,040	37,660
26,500	Millicom International Cellular SA, SDR	2,229,900	1,954,770
90,000	NTT DoCoMo Inc.	1,400,085	1,723,741
19,000	Orascom Telecom Media and Technology Holding SAE, GDR†	29,430	14,060
25,000	ORBCOMM Inc.†	120,987	168,750
34,000	SK Telecom Co. Ltd., ADR	761,600	842,860
9,203	Tim Participacoes SA, ADR	161,405	150,561
52,000	T-Mobile US Inc.†	1,487,819	2,016,040
8,000	Turkcell Iletisim Hizmetleri A/S, ADR	118,357	91,920
29,000	United States Cellular Corp.†	1,069,619	1,092,430
32,000	Vodafone Group plc, ADR	1,300,779	1,166,400

		9,537,542	11,151,000

	TOTAL DISTRIBUTION COMPANIES	85,938,196	153,221,050

	COPYRIGHT/CREATIVITY COMPANIES — 36.1%
	Business Services — 0.1%
1,000	Scientific Games Corp., Cl. A†	16,884	15,540
20,000	YuMe Inc.†	103,527	108,400

		120,411	123,940

	Business Services: Advertising — 1.9%
148,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,121,623	1,499,240
15,000	Harte-Hanks Inc.	110,333	89,400
6,000	Havas SA	28,900	50,035

Shares		Cost	Market Value
10,000	JC Decaux SA	$231,338	$417,289
8,000	Lamar Advertising Co., Cl. A	290,387	459,840
1,500	Publicis Groupe SA	10,478	110,905
8,000	Ströeer Media SE	181,031	373,698
115,000	The Interpublic Group of Companies Inc.	1,476,614	2,216,050
7,000	Tremor Video Inc.†	19,847	20,370

		3,470,551	5,236,827

	Computer Hardware — 1.7%
37,500	Apple Inc.	2,835,838	4,703,437

	Computer Software and Services — 11.1%
69,000	Activision Blizzard Inc.	678,238	1,670,490
50,000	Blucora Inc.†	771,191	807,500
86,000	EarthLink Holdings Corp.	448,330	644,140
78,000	eBay Inc.†	2,919,733	4,698,720
67,000	Electronic Arts Inc.†	1,122,417	4,455,500
51,000	Facebook Inc., Cl. A†	1,323,473	4,374,015
4,600	Google Inc., Cl. A†	1,723,455	2,484,184
2,807	Google Inc., Cl. C†	736,412	1,461,072
16,000	Guidance Software Inc.†	134,845	135,520
67,000	Internap Corp.†	401,728	619,750
10,000	InterXion Holding NV†	135,436	276,500
12,000	Microsoft Corp.	339,027	529,800
7,000	QTS Realty Trust Inc., Cl. A	147,356	255,150
40,000	RealD Inc.†	369,992	493,200
6,000	SoftBank Corp.	351,493	353,426
170,000	Yahoo! Inc.†	5,340,772	6,679,300

		16,943,898	29,938,267

	Consumer Products — 0.4%
2,200	Nintendo Co. Ltd.	269,057	367,970
35,000	Nintendo Co. Ltd., ADR	622,100	734,300

		891,157	1,102,270

	Consumer Services — 0.0%
5,000	XO Group Inc.†	49,981	81,750

	Electronics — 2.5%
2,000	IMAX Corp.†	10,333	80,540
8,000	Intel Corp.	181,497	243,320
3,440	Koninklijke Philips NV	36,704	87,582
219,000	Sony Corp., ADR†	4,226,022	6,217,410

		4,454,556	6,628,852

	Entertainment — 9.8%
25,000	Ascent Capital Group Inc., Cl. A†	1,069,096	1,068,500
22,000	Crown Media Holdings Inc., Cl. A†	81,273	99,440
14,000	DreamWorks Animation SKG Inc., Cl. A†	322,296	369,320
50,000	Entravision Communications Corp., Cl. A	252,919	411,500
79,200	GMM Grammy Public Co. Ltd.†	52,488	31,891

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
25,000	Live Nation Entertainment Inc.†	$239,539	$687,250
10,000	Rentrak Corp.†	522,698	698,000
17,000	STV Group plc	13,537	116,928
18,000	The Walt Disney Co.	1,272,645	2,054,520
51,000	Time Warner Inc.	2,297,486	4,457,910
116,000	Twenty-First Century Fox Inc., Cl. A	1,088,037	3,775,220
78,000	Twenty-First Century Fox Inc., Cl. B	1,995,479	2,513,160
72,000	Universal Entertainment Corp	1,865,048	1,627,847
54,500	Viacom Inc., Cl. A	1,577,757	3,535,415
185,000	Vivendi SA	3,960,898	4,666,353
20,000	World Wrestling Entertainment Inc., Cl. A	213,428	330,000

		16,824,624	26,443,254

	Hotels and Gaming — 5.3%
148,000	Boyd Gaming Corp.†	929,076	2,212,600
900	Churchill Downs Inc.	78,708	112,545
7,000	Gaming and Leisure Properties Inc.	179,225	256,620
4,200	Greek Organization of Football Prognostics SA	45,444	33,496
36,000	International Game Technology plc†	674,341	639,360
15,000	Interval Leisure Group Inc.	290,087	342,750
225,000	Ladbrokes plc	1,021,803	458,881
10,000	Lakes Entertainment Inc.†	90,780	90,800
38,000	Las Vegas Sands Corp.	1,015,956	1,997,660
156,250	Mandarin Oriental International Ltd.	249,278	246,094
33,000	Melco Crown Entertainment Ltd., ADR	223,343	647,790
22,000	MGM China Holdings Ltd.	43,826	35,988
6,000	Penn National Gaming Inc.†	38,303	110,100
84,000	Ryman Hospitality Properties Inc.	1,947,518	4,461,240
5,100	Starwood Hotels & Resorts Worldwide Inc.	103,481	413,559
24,000	Wynn Resorts Ltd.	1,094,290	2,368,080

		8,025,459	14,427,563

	Publishing — 3.3%
15,000	AH Belo Corp., Cl. A	67,792	84,000
20,000	Arnoldo Mondadori Editore SpA†	63,827	22,286
8,500	Gannett Co Inc.†	93,294	118,915
2,700	Graham Holdings Co., Cl. B	1,955,215	2,902,635
30,000	Il Sole 24 Ore SpA†	35,186	23,613
800	John Wiley & Sons Inc., Cl. B	5,692	43,360
18,075	Journal Media Group Inc.	114,062	149,842
11,500	Meredith Corp.	368,865	599,725

Shares		Cost	Market Value
5,263	Nation International Edutainment Public Co. Ltd.	$265	$620
1,000,000	Nation Multimedia Group Public Co. Ltd., Cl. F	53,346	54,181
30,000	News Corp., Cl. A†	144,805	437,700
60,000	News Corp., Cl. B†	856,107	854,400
8,000	Nielsen NV	217,702	358,160
974,000	Post Publishing Public Co. Ltd., Cl. F†	47,100	201,862
1,000	Scholastic Corp.	16,500	44,130
247,000	Singapore Press Holdings Ltd.	725,198	748,235
600	Spir Communication†	13,551	8,709
11,000	Telegraaf Media Groep NV†	173,304	61,072
65,996	The E.W. Scripps Co., Cl. A	1,263,398	1,508,009
40,000	The McClatchy Co., Cl. A†	181,749	43,200
1,000	Time Inc.	10,073	23,010
9,000	Tribune Media Co., Cl. A	526,629	480,510
16,363	UBM plc	89,300	137,421
3,000	Wolters Kluwer NV	67,969	89,116

		7,090,929	8,994,711

	TOTAL COPYRIGHT/ CREATIVITY COMPANIES	60,707,404	97,680,871

	TOTAL COMMON STOCKS	146,645,600	250,901,921

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Wireless Communications — 0.0%
25,000	Leap Wireless International Inc., CVR, expire 03/14/16†	57,591	63,000

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/16/18†	0	38
	Telecommunications — 0.0%
117,647	Jasmine International Public Co. Ltd., expire 03/19/20†	0	2,891

	TOTAL WARRANTS	0	2,929

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.4%
$20,115,000	U.S. Treasury Bills, 0.000% to 0.080%††, 7/16/15 to 12/17/15	20,110,195	20,113,346

TOTAL INVESTMENTS — 100.0%		$166,813,386	271,081,196

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Market Value
Other Assets and Liabilities (Net)	$(143,369)
PREFERRED STOCK (791,614 preferred shares outstanding)	(34,775,350)

NET ASSETS — COMMON STOCK (24,308,212 common shares outstanding)	$236,162,477

NET ASSET VALUE PER COMMON SHARE ($236,162,477 ÷ 24,308,212 shares outstanding)	$9.72

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	73.2%	$198,384,963
Europe	13.8	37,327,878
Latin America	5.1	13,913,072
Japan	4.9	13,195,065
Asia/Pacific	1.6	4,397,310
South Africa	1.4	3,816,168
Africa/Middle East	0.0	46,740

Total Investments	100.0%	$271,081,196

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $166,813,386)	$271,081,196
Foreign currency, at value (cost $9,637)	9,637
Deferred offering expense	83,900
Dividends receivable	311,677
Prepaid expenses	3,319

Total Assets	271,489,729

Liabilities:
Payable to custodian	1,653
Deferred tax liabilities (a)	32,792
Distributions payable	16,887
Payable for investments purchased	16,503
Payable for investment advisory fees	273,679
Payable for accounting fees	11,250
Payable for payroll expenses	7,171
Payable for auction agent fees	131,040
Other accrued expenses	60,927

Total Liabilities	551,902

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$236,162,477

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$135,531,786
Accumulated net investment income	135,891
Distributions in excess of net realized gain on investments and foreign currency transactions	(3,740,218)
Net unrealized appreciation on investments (b)	104,235,018

Net Assets	$236,162,477

Net Asset Value per Common Share:
($236,162,477 ÷ 24,308,212 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$9.72

(a)	Includes net change of $359 in deferred Thailand capital gains tax on unrealized appreciation during the year ended June 30, 2015.
(b)	Includes net unrealized depreciation of $32,792 in deferred Thailand capital gains tax during the six months ended June 30, 2015.

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $186,925)	$2,340,912
Interest	7,597

Total Investment Income	2,348,509

Expenses:
Investment advisory fees	1,362,926
Shareholder communications expenses	66,003
Shareholder services fees	43,396
Payroll expenses	39,276
Directors’ fees	33,762
Audit and legal fees	33,572
Custodian fees	28,790
Accounting fees	22,500
Interest expense	901
Miscellaneous expenses	51,405

Total Expenses	1,682,531

Less:
Advisory fee reduction (See Note 3)	(98,064)
Expenses paid indirectly by broker (See Note 3)	(2,169)

Total Reductions	(100,233)

Net Expenses	1,582,298

Net Investment Income	766,211

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	2,425,870
Net realized loss on foreign currency transactions	(9,402)

Net realized gain on investments and foreign currency transactions	2,416,468

Net change in unrealized appreciation/depreciation:
on investments (a)	5,764,950
on foreign currency translations	327

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,765,277

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency	8,181,745

Net Increase in Net Assets Resulting from Operations	8,947,956

Total Distributions to Preferred Shareholders	(601,142)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$8,346,814

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
Operations:
Net investment income	$766,211		$277,634
Net realized gain on investments and foreign currency transactions	2,416,468		20,586,507
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,765,277		(11,522,817)

Net Increase in Net Assets Resulting from Operations	8,947,956		9,341,324

Distributions to Preferred Shareholders:
Net investment income	(157,303	)*	(27,518)
Net realized gain	(443,839	)*	(1,177,570)

Total Distributions to Preferred Shareholders	(601,142)		(1,205,088)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	8,346,814		8,136,236

Distributions to Common Shareholders:
Net investment income	(427,825	)*	(448,107)
Net realized gain	(1,176,518	)*	(19,175,979)
Return of capital	(9,091,273	)*	(3,136,472)

Total Distributions to Common Shareholders	(10,695,616)		(22,760,558)

Fund Share Transactions:
Increase in net assets from common shares issued in rights offering	—		54,500,940
Net increase in net assets from common shares issued upon reinvestment of distributions	—		1,250,010
Offering costs for common shares charged to paid-in capital	(21,191)		(218,287)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(21,191)		55,532,663

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(2,369,993)		40,908,341

Net Assets Attributable to Common Shareholders:
Beginning of year	238,532,470		197,624,129

End of period (including undistributed net investment income of $135,891 and $0, respectively)	$236,162,477		$238,532,470

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31,
	2015		2014		2013	2012		2011	2010
Operating Performance:
Net asset value, beginning of year	$9.81		$10.90		$8.22	$7.48		$9.17	$7.70

Net investment income/(loss)	0.03		0.05		0.06	0.13		0.04	(0.07)
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.35		0.42		3.61	1.48		0.00 (a)	2.22

Total from investment operations	0.38		0.47		3.67	1.61		0.04	2.15

Distributions to Preferred Shareholders: (b)
Net investment income	(0.01	)*	(0.00	)(a)	(0.01)	(0.03)		—	(0.09)
Net realized gain	(0.02	)*	(0.06)		(0.06)	(0.04)		(0.07)	—

Total distributions to preferred shareholders	(0.03)		(0.06)		(0.07)	(0.07)		(0.07)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.35		0.41		3.60	1.54		(0.03)	2.06

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.02)		(0.05)	(0.07)		—	(0.07)
Net realized gain	(0.05	)*	(0.88)		(0.87)	(0.08)		(0.24)	—
Return of capital	(0.37	)*	(0.15)		—	(0.65)		(0.63)	(0.53)

Total distributions to common shareholders	(0.44)		(1.05)		(0.92)	(0.80)		(0.87)	(0.60)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		(0.44)		—	—		(0.76)	—
Increase in net asset value from repurchase of common shares	—		—		—	0.00	(a)	0.00 (a)	0.01
Increase in net asset value from common shares issued upon reinvestment of distributions	—		0.00	(a)	0.00 (a)	—		—	—
Increase in net asset value from repurchase of preferred shares	—		—		—	—		—	0.00 (a)
Offering expenses charged to paid-in capital	(0.00	)(a)	(0.01)		—	(0.00	)(a)	(0.03)	—

Total Fund share transactions	(0.00	)(a)	(0.45)		0.00 (a)	0.00	(a)	(0.79)	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$9.72		$9.81		$10.90	$8.22		$7.48	$9.17

NAV total return †	3.61%		4.17%		45.77%	22.29%		(0.13)%	28.76%

Market value, end of period	$9.17		$10.01		$12.40	$7.85		$6.24	$8.21

Investment total return ††	(4.03)%		(6.63)%		73.37%	40.00%		(10.35)%	33.88%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$270,938		$273,307		$232,399	$182,899		$169,977	$159,232
Net assets attributable to common shares, end of period (in 000’s)	$236,162		$238,532		$197,624	$148,124		$135,202	$124,457
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.64	%(c)	0.13%		0.60%	1.68%		(0.11)%	(0.89)%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31,
	2015		2014	2013	2012		2011	2010
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.41	%(c)(d)	1.59%	1.55%	1.84	%(e)	2.59%	3.19%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.33	%(c)(d)	1.50%	1.55%	1.84	%(e)	2.34%	3.19%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.23	%(c)(d)	1.37%	1.29%	1.48	%(f)	2.08%	2.44%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.16	%(c)(d)	1.29%	1.29%	1.48	%(f)	1.88%	2.44%
Portfolio turnover rate	3.4%		16.0%	12.7%	7.9%		14.4%	9.4%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775		$19,775	$19,775	$19,775		$19,775	$19,775
Total shares outstanding (in 000’s)	791		791	791	791		791	791
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00		$25.00	$25.00
Average market value (g)	$25.67		$25.41	$25.45	$25.73		$25.38	$25.07
Asset coverage per share	$194.78		$196.48	$167.07	$131.49		$122.20	$114.47
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000		$15,000	$15,000	$15,000		$15,000	$15,000
Total shares outstanding (in 000’s)	1		1	1	1		1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000		$25,000	$25,000
Liquidation value (h)	$25,000		$25,000	$25,000	$25,000		$25,000	$25,000
Asset coverage per share	$194,777		$196,481	$167,072	$131,486		$122,197	$114,472
Asset Coverage (i)	779%		786%	668%	526%		489%	458%

†

For the six months ended June 30, 2015, and the years ended 2014 and 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The years ended 2012, 2011, and 2010, were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to 2014 and 2011 rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to 2014 and 2011 rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2015, there was no impact to the expense ratios.
(e)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(f)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(g)	Based on weekly prices.
(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Broadcasting	$24,355,349	—	$79,493	$24,434,842
Financial Services	3,191,218	$2,003	600	3,193,821
Consumer Services	8,461,856	5,400	—	8,467,256
Telecommunications: National	12,823,191	30,382	—	12,853,573
Telecommunications: Regional	3,995,870	—	1,600	3,997,470
Wireless Communications	11,113,340	37,660	—	11,151,000
Other Industries (a)	89,123,088	—	—	89,123,088
Copyright/Creativity Companies
Hotels and Gaming	14,394,067	33,496	—	14,427,563
Publishing	8,738,668	256,043	—	8,994,711
Other Industries (a)	74,258,597	—	—	74,258,597
Total Common Stocks	250,455,244	364,984	81,693	250,901,921
Rights (a)	—	—	63,000	63,000
Warrants (a)	38	2,891	—	2,929
U.S. Government Obligations	—	20,113,346	—	20,113,346
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$250,455,282	$20,481,221	$144,693	$271,081,196

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund did not have any restricted securities as of June 30, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$471,340	$28,945
Long term capital gains	19,152,746	1,176,143
Return of capital	3,136,472	—

Total distributions paid	$22,760,558	$1,205,088

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$93,908,068
Other temporary differences	(19,848)

Total	$93,888,220

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$169,160,775	$109,456,117	$(7,535,696)	$101,920,421

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the six months ended June 30, 2015, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the Series B Preferred. Thus, advisory fees with respect to the liquidation value of the Series B Preferred assets were reduced by $98,064.

During the six months ended June 30, 2015, the Fund paid brokerage commissions on security trades of $2,875 to G.research, Inc., an affiliate of the Adviser.

During the six months ended June 30, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,169.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2015, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2015 the Fund paid or accrued $39,276 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2015, other than short term securities and U.S. Government obligations, aggregated $8,283,961 and $9,757,860, respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001).

The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2015, the Fund did not repurchase any common stock in the open market.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Year Ended December 31, 2014
	Shares	Amount
Increase in net assets from common shares issued in rights offering	6,055,660	$54,500,940
Net increase in net assets from common shares issued upon reinvestment of distributions	125,224	1,250,010

Net increase	6,180,884	$55,750,950

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $400 million of common or preferred shares was declared effective by the SEC on May 28, 2014.

On June 17, 2014, the Fund distributed one transferable right for each of the 18,166,980 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share. On July 25, 2014, the Fund issued 6,055,660 common shares receiving net proceeds of $54,282,653, after the deduction of offering expenses of $218,287. The NAV per share of the Fund was reduced by approximately $0.44 per share on the day the additional shares were issued. The additional shares were issued below NAV.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at anytime, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B Preferred Stock

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2015 and the year ended 2014, the Fund did not repurchase or redeem any shares of Series B and Series C Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/2015	Net Proceeds	2015 Dividend Rate Range	Dividend Rate at 06/30/2015	Accrued Dividends at 06/30/2015
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	600	$24,547,465	0.123% to 0.228%	0.140%	$408

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 9, 2015, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 19, 2015, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1. The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board Members noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered open-end and closed-end funds. The Board Members considered

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

the Fund’s one, three, five and ten year average annual total return for the periods ended March 31, 2015, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Lipper and was comprised of other selected closed-end core, growth, and value equity funds (the “Performance Peer Group”). The Board Members considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was above the median for the one year, three year and five year and slightly below the median for the ten year period. The Board Members concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group comprised of other selected closed-end core, growth, and value equity funds (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board Members noted that the Fund’s advisory fee and total expense ratios were higher than average when compared with those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2014. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from its management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Senior Vice President,

G.research, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2015

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/15 through 01/31/15	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #2 02/01/15 through 02/28/15	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #3 03/01/15 through 03/31/15	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #4 04/01/15 through 04/30/15	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #5 05/01/15 through 05/31/15	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #6 06/01/15 through 06/30/15	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B– N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/3/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/3/2015

* Print the name and title of each signing officer under his or her signature.